FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2013
FINANCIAL INSTRUMENTS [Abstract]
FINANCIAL INSTRUMENTS
8.                                      FINANCIAL INSTRUMENTS

Interest rate risk management

In certain situations, the Partnership may enter into financial instruments to reduce the risk associated with fluctuations in interest rates.  The Partnership has entered into swaps that convert floating rate interest obligations to fixed rates, which from an economic perspective hedge the interest rate exposure.  The Partnership does not hold or issue instruments for speculative or trading purposes.  The counterparties to such contracts are major banking and financial institutions.  Credit risk exists to the extent that the counterparties are unable to perform under the contracts; however the Partnership does not anticipate non-performance by any of its counterparties.

The Partnership manages its debt and capital lease portfolio with interest rate swap agreements in U.S. dollars to achieve an overall desired position of fixed and floating interest rates.  Certain interest rate swap agreements qualify and are designated for accounting purposes as cashflow hedges. Accordingly, the net gains and losses have been reported in a separate component of accumulated other comprehensive income to the extent the hedges are effective.  The amount recorded in accumulated other comprehensive income will subsequently be reclassified into earnings in the same period as the hedged items affect earnings.

Fair values

The Partnership recognizes its fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities.
Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.
Level 3: Unobservable inputs that are not corroborated by market data.

The carrying value and estimated fair value of the Partnership's financial instruments as of June 30, 2013 and December 31, 2012 are as follows:

		June 30, 2013		December 31, 2012
(in thousands of $)	Fair value Hierarchy	Carrying Value	Fair Value	Carrying Value	Fair Value
Non-Derivatives:
Cash and cash equivalents	Level 1	61,085	61,085	66,327	66,327
Restricted cash and short-term investments	Level 1	155,823	155,823	221,423	221,423
Short-term debt due to related party	Level 3	20,000	20,000	—	—
High-yield bonds (3)	Level 1	214,175	217,388	233,804	234,708
Long-term debt — floating (1)	Level 2	778,587	778,587	505,668	505,668
Obligations under capital leases (1)	Level 2	145,987	145,987	412,371	412,371

Derivatives:
Cross currency interest rate swap liability (6)	Level 2	14,766	14,766	1,819	1,819
Interest rate swaps liability (2) (4)	Level 2	19,528	19,528	24,991	24,991
Interest rate swaps asset (2) (4)	Level 2	2,850	2,850	—	—
Foreign currency swaps liability (2) (5)	Level 2	56	56	20,527	20,527
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(1) The Partnership's debt and capital lease obligations are recorded at amortized cost in the consolidated balance sheets.

(2) Derivative liabilities are captured within other current liabilities and derivative assets are captured within long-term assets on the balance sheet.

(3) High-yield bonds with a carrying value of $214.2 million and $233.8 million as of June 30, 2013 and December 31, 2012, respectively, which is included under long-term debt on the balance sheet. The fair value of the high-yield bonds as of June 30, 2013 was $217.4 million, which is 101.50% of their face value.

(4) The fair value/carrying value of interest rate swap agreements (excluding the cross currency interest rate swap described in footnote 6) that qualify and are designated as cash flow hedges as of June 30, 2013 and December 31, 2012 was a net liability of $5.9 million (with a notional amount of $399.7 million) and a net liability of $5.9 million (with a notional amount of $466.8 million), respectively. The expected maturity of these interest rate agreements is from November 30, 2013 to March 31, 2018. Accordingly, for the six months ended June 30, 2013 and 2012, a $4.3 million gain and a $0.02 million loss, respectively, have been accounted for as a change in other comprehensive income which would have otherwise been recognized in earnings in such periods.

(5) As of June 30, 2013, the Partnership has the following foreign currency forward contracts:

	Notional amount			Average forward rate
Instrument (in thousands)	Receiving in foreign currency	Pay in USD	Maturity dates	USD foreign currency
Currency rate swaps:
Singapore dollars	731	591	2013	0.8087
Euros	2,100	2,789	2013	1.3282

(6)
The Partnership issued NOK denominated senior unsecured bonds. In order to hedge the Partnership's exposure, it entered into a non-amortizing cross currency interest rate swap agreement. The swap hedges both the full redemption amount of the NOK obligation and the related quarterly interest payments. The Partnership designated the cross currency interest rate swap as a cash flow hedge. As of June 30, 2013, the following are the details on the cross currency interest rate swap:

Instrument (in thousands)	Notional amount		Maturity date	Rate	Fair value asset/(liability)
	In NOK	In USD
Cross currency interest rate swap	1,300,000	227,193	Oct 2017	6.485%	(14,766)

As of June 30, 2013 and December 31, 2012, the Partnership's accumulated other comprehensive income included an unrealized gain of $3.1 million and an unrealized loss of $5.1 million, respectively, in respect of the cross currency interest rate swap designated as a cash flow hedge.

The following methods and assumptions were used to estimate the fair value of each class of financial instrument.

Certain methods and assumptions were used to estimate the fair value of each class of financial instruments. The carrying amounts of accounts receivables, accounts payables and accrued liabilities approximate fair values because of the short maturity of those instruments.

The carrying values of cash and cash equivalents, which are highly liquid, are considered to be a reasonable estimate of fair value.

The estimated fair value for restricted cash and short-term investments is considered to be equal to the carrying value since they are placed for periods of less than six months.  The estimated fair value for long-term restricted cash is considered to be equal to the carrying value since it bears variable interest rates, which are reset on a quarterly basis.

The carrying value of short-term debt due to related party refers to the Partnership's revolving credit facility with Golar. The carrying amount of this debt approximates its fair value because of the short maturity of this instrument.

The estimated fair value of our high yield bonds is based on the quoted market price as of the balance sheet date.

The estimated fair value for floating long-term debt is considered to be equal to the carrying value since it bears variable interest rates, which are reset on a quarterly or six monthly basis.

The estimated fair values for obligations under capital leases are considered to be equal to the carrying value since they bear interest at rates which are reset on a quarterly basis.

The fair value of the Partnership’s derivative instruments is the estimated amount that the Partnership would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, closing quoted market prices and the creditworthiness of the Partnership and its swap counterparties.  The mark-to-market gain or loss on the Partnership's interest rate and foreign currency swaps that are not designated as hedges for accounting purposes for the period is reported in the statement of operations caption "other financial items, net" (see note 5).

As of June 30, 2013, the Partnership has entered into the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR as summarized below.  The summary also includes those that are designated as cash flow hedges:

Instrument (in thousands of $)	Notional amount		Maturity Dates			Fixed Interest Rates
Interest rate swaps:
Receiving floating, pay fixed	906,535	(1)	2013	to	2018	0.92%	to	6.49%
(1) This includes the nominal value of the cross currency interest rate swap of $227.2 million described in note 8 above.

During the six months ended June 30, 2013, the Partnership entered into new interest rate swaps with a notional value of $122.5 million. In addition, following the acquisition of the Golar Maria in February 2013, the Partnership assumed Golar Maria's bank debt and the related interest rate swap with a notional value of $50 million.

The credit exposure of interest rate swap agreements is represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements. It is the Partnership's policy to enter into master netting agreements with the counterparties to derivative financial instrument contracts, which give the Partnership the legal right to discharge all or a portion of amounts owed to counterparty by offsetting them against amounts that the counterparty owes to the Partnership. Despite the master netting arrangements in place, as of June 30, 2013, the interest rate swap assets cannot be set-off against the interest rate swap liabilities as these are with different counterparties.

The cross currency interest rate swap has a credit support arrangement that require the Partnership to provide cash collateral in the event that the market valuation drops below a certain level. Valuations are currently above these levels and there is no cash collateral that has been provided in the period.

As of June 30, 2013, the notional principal amount of the debt and capital lease obligations outstanding subject to such swap agreements was $906.5 million (December 31, 2012: $759.6 million).

Hedging

The impact of ineffectiveness is immaterial for the three months and six months ended June 30, 2013.  There are also no material amounts currently held in Accumulated Other Comprehensive Income in relation to hedges which are expected to be reclassified into earnings within the next twelve months.

The cash flows from economic hedges are classified in the same category as the cash flows from the items subject to the economic hedging relationship.